Commitments and Contingencies	3 Months Ended	9 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

7. Commitments and Contingencies

From time to time, the Company is party to various litigation and administrative proceedings relating to claims arising from its operations in the normal course of business. Based on the information presently available, management believes that resolution of these matters will not have a material adverse effect on the Company’s business, results of operations, financial condition, or cash flows.

9.  Commitments and Contingencies

Operating Leases

On September 26, 2011 the Company entered into an operating lease for office space in Marina Del Rey California (the “Glencoe” lease). The lease term commenced October 1, 2011 and ends September 30, 2011. Rent expense for the year 2011 was $39,829.

Minimum Lease Expense

Subsequent to year end, the Company entered into three leases for office and warehouse space in Los Angeles, California (“Venice” lease); in Brooklyn, New York (“New York” lease) and a Corporate Apartment in New York, New York (“Wall Street” lease). See Subsequent Events Note. Minimum lease expense is as follows:

Year	Glencoe	Venice	New York	Wall Street	Total
2012	$43,273	$105,197	$43,542	$16,170	$208,182
2013	-	114,761	11,458	-	126,219
2014	-	9,563	-	-	9,563
Total	$43,273	$229,521	$55,000	$16,170	$343,964

Severance Agreement

In connection with the termination of Kevin Walker as our executive officer, we entered into a severance agreement with LY Retail and Kevin Walker on December 20, 2011 pursuant to which we agreed to pay Mr. Walker any unpaid salary, unreimbursed expenses and a severance payment equivalent to three months of Mr. Walker’s base salary. The severance pay is payable in two installments of $13,334 and one installment of $11,688 for a total amount of $38,352. Mr. Walker was also granted an option to purchase 400,010 shares of common stock at an exercise price of $0.20 per share.

Marketing Agreements

In November the Company engaged XL Marketing, Corporation to provide email drops to various target markets and to provide other marketing related series. Marketing expense related to this contract will be approximately $180,000 per month.

On November 23, 2011 the Company entered into to a nine month agreement with Placements Media, Inc. (“Placements”) to provide marketing consulting services. The compensation for the performance based component of the contract is $12,000 in December 2011 and January 2012 and $15,000 per month thereafter. Placements also earns commission based on sliding scale percentages applied on the XL Marketing spend with rates ranging from 4% to 18%. For the period ended December 31, 2011, Placements earned commissions amounting to $53,557. Additionally, Placements can earn options of up to 50,000 shares of common stock based on certain membership milestones.

Technology Infrastructure Agreement

In November, 2011, LY Retail entered into an agreement with Regard Solutions Corporation for project management and technical services for a monthly fee of $35,000 for a period of two months. This agreement was amended on December 31, 2011 to extend the term to April 30, 2012 for a monthly fee of $42,531. Technical fees incurred for the period ended December 31, 2011 amounted to $90,623.

Litigation

From time to time, the Company is party to various litigation and administrative proceedings relating to claims arising from its operations in the normal course of business. Based on the information presently available, management believes that resolution of these matters will not have a material adverse effect on the Company’s business, results of operations, financial condition, or cash flows.